                                                                  Exhibit 99.03

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.    00 B 28798
            ---------------------------                 ----------

         SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS(1)
         --------------------------------------------------

         For Month Ending December 31, 2000
                          -----------

BEGINNING BALANCE IN ALL ACCOUNTS                   $   349,529
                                                   -------------
RECEIPTS:
        1. Receipts from operations                 $    17,914
                                                   -------------
        2. Other Receipts                           $  (161,657) (3)
                                                   -------------
        3. Miscellaneous Receipts                   $     6,997
                                                   -------------
        4. Foothill Funding                         $   100,000
                                                   -------------
        5. General Motors Funding                   $   873,875
                                                   -------------
DISBURSEMENTS:
        3. Net payroll:
           a. Officers                              $    27,882
                                                   -------------
           b. Others                                $   144,943
                                                   -------------

        4. Taxes
           a. Federal Income Taxes                  $    48,686
                                                   -------------
           b. FICA withholdings                     $    15,831
                                                   -------------
           c. Employee's withholdings (2)           $    22,464
                                                   -------------
           d. Employer's FICA                       $    15,831
                                                   -------------
           e. Federal Unemployment Taxes            $         -
                                                   -------------
           f. State Income Tax                      $         -
                                                   -------------
           g. State Employee withholdings           $     8,702
                                                   -------------
           h. All other taxes                       $         -
                                                   -------------

        5. Necessary expenses:
           a. Rent or mortgage payments (s)         $    25,355
                                                   -------------
           b. Utilities                             $   103,228
                                                   -------------
           c. Insurance                             $   298,428
                                                   -------------
           d. Merchandise bought for                $    28,721
              manufacture or sale                  -------------

           e. Other necessary expenses

                Stay Bonuses                        $    15,466
                                                   -------------
                Professional/Trustee Fees           $   300,000
                                                   -------------
                All Other Disbursements             $    81,536
                                                   -------------
TOTAL DISBURSEMENTS                                 $ 1,137,073
                                                   -------------

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                           $ (299,944)
                                                                             ------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798    $  103,677
                                                                             ------------
       OPERATING ACCOUNT: 5800272592
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798    $    9,947
                                                                             ------------
       PAYROLL ACCOUNT: 5800272618
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798    $  (71,153)
                                                                             ------------
       ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION
       PAYROLL ACCOUNT: 5800026501                                            $    7,115
                                                                             ------------
ENDING BALANCE IN ALL ACCOUNTS                      $   49,585
                                                   ------------

(1) All information reflects cash activity per Company accounting records
(2) Includes wage garnishments
(3) Payment made from the Company to Foothill relating to receipts received for pre-petition assets sold


                            OPERATING REPORT Page 1
                                  Exhibit "B"

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.:   00 B 28798
            ---------------------------                 ----------

                          RECEIPTS LISTING
                          ----------------

         FOR MONTH ENDING December 31, 2000
                          -----------

      SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF DECEMBER 1, 2000 THROUGH DECEMBER 31, 2000 (1) (2)


DATE RECEIVED                       DESCRIPTION                            AMOUNT
-------------                       -----------                            ------
None                         General Motors                               $       -
None
None                         Chrysler Progress Payments                           -
None                         Chrysler Holdbacks                                   -
None                         Chrysler Repairs                                     -
None                         Misc. Holdbacks & Acceptances                        -
None                         Verson Std. Products                                 -
None                         Corporate                                            -
None                         Receipt of Escrow                                    -
None                         Note Receivable                                      -
Various                      Additional Receipts                                  -
Various                               Employee Related/COBRA Receipts        17,914
Various                               Parts & Service Receipts             (161,657)(3)
Various                               Misc Receipts                           6,997
                                      Foothill Funding                      100,000 (4)
                                      GM Funding                            873,875
                                                                         ------------
             TOTAL RECEIPTS                                               $ 837,129
                                                                         ------------

(1) Please see attached pages for the detail of receipts by Company bank account
(2) Excludes receipts that inure to the benefit of Foothill Capital Corporation
(3) Payment made from the Company to Foothill relating to receipts received for pre-petition assets sold
(4) For the purpose of the Monthly Operating Report, money wired from Foothill to Arthur Andersen, Altheimer & Gray, and Creditor's Committee counsel for professional fees is assumed to have been funded to the Company's operating account and then disbursed to Andersen, Altheimer and Creditor's Committee counsel by the Company


                         OPERATING REPORT Page 2 (2 of 27)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.:   00 B 28798
            ---------------------------                 ----------

                          RECEIPTS LISTING
                          ----------------

         FOR MONTH ENDING December 31, 2000
                          -----------

Bank:            LASALLE BANK N.A.
                 --------------------------------------------------------------
Location:        135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                 --------------------------------------------------------------
Account Name:    ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                 --------------------------------------------------------------
Account No.:     5800272592
                 --------------------------------------------------------------


DATE RECEIVED                       DESCRIPTION                            AMOUNT
-------------                       -----------                            ------
None                         General Motors                               $       -
None                         Chrysler Progress Payments                           -
None                         Chrysler Holdbacks                                   -
None                         Chrysler Repairs                                     -
None                         Misc. Holdbacks & Acceptances                        -
None                         Verson Std. Products                                 -
None                         Corporate                                            -
None                         Receipt of Escrow                                    -
None                         Note Receivable                                      -
Various                      Additional Receipts                                  -
Various                               Employee Related/COBRA Receipts        17,914
Various                               Parts & Service Receipts             (161,657)(1)
Various                               Misc Receipts                           6,997
                                      Foothill Funding                      100,000 (2)
                                      GM Funding                            873,875
                                                                         ------------
             TOTAL RECEIPTS                                               $ 837,129
                                                                         ------------

(1) Payment made from the Company to Foothill relating to receipts received for pre-petition assets sold
(2) For the purpose of the Monthly Operating Report, money wired from Foothill to Arthur Andersen, Altheimer & Gray, and Creditor's Committee counsel for professional fees is assumed to have been funded to the Company's operating account and then disbursed to Andersen, Altheimer and Creditor's Committee counsel by the Company

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                         OPERATING REPORT Page 2 (3 of 27)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.:   00 B 28798
            ---------------------------                 ----------

                          RECEIPTS LISTING
                          ----------------

         FOR MONTH ENDING December 31, 2000
                          -----------

Bank:            LASALLE BANK N.A.
                 --------------------------------------------------------------
Location:        135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                 --------------------------------------------------------------
Account Name:    ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                 --------------------------------------------------------------
Account No.:     5800272618
                 --------------------------------------------------------------


DATE RECEIVED                       DESCRIPTION                            AMOUNT
-------------                       -----------                            ------
None                         General Motors                               $       -
None                         Chrysler Progress Payments                           -
None                         Chrysler Holdbacks                                   -
None                         Chrysler Repairs                                     -
None                         Misc. Holdbacks & Acceptances                        -
None                         Verson Std. Products                                 -
None                         Corporate                                            -
None                         Receipt of Escrow                                    -
None                         Note Receivable                                      -
                             Additional Receipts                                  -
None                                  Employee Related/COBRA Receipts             -
None                                  Parts & Service Receipts                    -
                                      Misc Receipts                               -
                                      Foothill Funding                            -
                                      GM Funding                                  -
                                                                         ------------
             TOTAL RECEIPTS                                               $       -
                                                                         ------------



Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                         OPERATING REPORT Page 2 (4 of 27)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.:   00 B 28798
            ---------------------------                 ----------

                          RECEIPTS LISTING
                          ----------------

         FOR MONTH ENDING December 31, 2000
                          -----------

Bank:            LASALLE BANK N.A.
                 --------------------------------------------------------------
Location:        135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                 --------------------------------------------------------------
Account Name:    ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                 --------------------------------------------------------------
Account No.:     5800272600
                 --------------------------------------------------------------


DATE RECEIVED                       DESCRIPTION                            AMOUNT
-------------                       -----------                            ------
None                         General Motors                               $       -
None                         Chrysler Progress Payments                           -
None                         Chrysler Holdbacks                                   -
None                         Chrysler Repairs                                     -
None                         Misc. Holdbacks & Acceptances                        -
None                         Verson Std. Products                                 -
None                         Corporate                                            -
None                         Receipt of Escrow                                    -
None                         Note Receivable                                      -
                             Additional Receipts                                  -
None                                  Employee Related/COBRA Receipts             -
None                                  Parts & Service Receipts                    -
                                      Misc Receipts                               -
                                      Foothill Funding                            -
                                      GM Funding                                  -
                                                                         ------------
             TOTAL RECEIPTS                                               $       -
                                                                         ------------



Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                         OPERATING REPORT Page 2 (5 of 27)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.:   00 B 28798
            ---------------------------                 ----------

                          RECEIPTS LISTING
                          ----------------

         FOR MONTH ENDING December 31, 2000
                          -----------

Bank:            LASALLE BANK N.A.
                 --------------------------------------------------------------
Location:        135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                 --------------------------------------------------------------
Account Name:    VERSON CORPORATION PAYROLL ACCOUNT
                 --------------------------------------------------------------
Account No.:     5800026501
                 --------------------------------------------------------------


DATE RECEIVED                       DESCRIPTION                            AMOUNT
-------------                       -----------                            ------
None                         General Motors                               $       -
None                         Chrysler Progress Payments                           -
None                         Chrysler Holdbacks                                   -
None                         Chrysler Repairs                                     -
None                         Misc. Holdbacks & Acceptances                        -
None                         Verson Std. Products                                 -
None                         Corporate                                            -
None                         Receipt of Escrow                                    -
None                         Note Receivable                                      -
                             Additional Receipts                                  -
None                                  Employee Related/COBRA Receipts             -
None                                  Parts & Service Receipts                    -
                                      Misc Receipts                               -
                                      Foothill Funding                            -
                                      GM Funding                                  -
                                                                         ------------
             TOTAL RECEIPTS                                               $       -
                                                                         ------------



Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                         OPERATING REPORT Page 2 (6 of 27)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.:   00 B 28798
            ---------------------------                 ----------

                          DISBURSEMENT LISTING
                          --------------------

         FOR MONTH ENDING December 31, 2000
                          -----------
SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF DECEMBER 1, 2000 THROUGH DECEMBER 31, 2000 (1)
----------------------------------------------------------------------------


DATE DISBURSED      CHECK/WIRE NO.               DESCRIPTION                            AMOUNT
--------------      --------------               -----------                            ------
    Various            Various        Salaries & Benefits                           $   582,767
    Various            Various        Stay Bonus                                         15,466
    Various            Various        Utilities                                         103,228
    Various            Various        Rents & Leases                                     25,355
    Various            Various        Remaining Man. Costs                               28,721
     None               None          Pre-Petition Vendor Payments                            -
     None               None          Real Estate Taxes                                       -
    Various            Various        Other Taxes                                           326
     None               None          Promised Payments                                       -
     None               None          Verson Std. Products                                    -
    Various            Various        Parts Purchases                                    16,853
    Various            Various        Professional/Trustee Fees - GM Funded             200,000
    Various            Various        Professional/Trustee Fees - Foothill Funded       100,000 (2)
     None               None          Foothill Principal Payments                             -
     None               None          Boeing Letter of Credit                                 -
     None               None          Foothill Interest & Fees                                -
    Various            Various        All Other                                          64,357

                                                                                   -------------
                                 TOTAL DISBURSEMENTS                                $ 1,137,073
                                                                                   -------------

(1) Please see attached pages for the detail of disbursements by Company bank account
(2) For the purpose of the Monthly Operating Report, money wired from Foothill to Arthur Andersen, Altheimer & Gray, and Creditor's Committee counsel for professional fees is assumed to have been funded to the Company's operating account and then disbursed to Andersen, Altheimer and Creditor's Committee counsel by the Company


                         OPERATING REPORT Page 3 (7 of 27)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.:   00 B 28798
            ---------------------------                 ----------

                          DISBURSEMENT LISTING
                          --------------------

         FOR MONTH ENDING December 31, 2000
                          -----------

Bank:            LASALLE BANK N.A.
                 --------------------------------------------------------------
Location:        135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                 --------------------------------------------------------------
Account Name:    ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                 --------------------------------------------------------------
Account No.:     5800272592
                 --------------------------------------------------------------


DATE DISBURSED      CHECK/WIRE NO.               DESCRIPTION                            AMOUNT
--------------      --------------               -----------                            ------
    Various            Various        Salaries & Benefits                             $ 534,301
    Various            Various        Stay Bonus                                         15,466
     None                None         Utilities                                               -
     None                None         Rents & Leases                                          -
     None                None         Remaining Man. Costs                                    -
     None                None         Pre-Petition Vendor Payments                            -
     None                None         Real Estate Taxes                                       -
     None                None         Other Taxes                                             -
     None                None         Promised Payments                                       -
     None                None         Verson Std. Products                                    -
    Various            Various        Parts Purchases                                     3,900
    Various            Various        Professional/Trustee Fees - GM Funded             200,000
    Various            Various        Professional/Trustee Fees - Foothill Funded       100,000 (1)
     None                None         Foothill Principal Payments                             -
     None                None         Boeing Letter of Credit                                 -
     None                None         Foothill Interest & Fees                                -
     None                None         All Other                                               -

                                                                                     -----------
                                                           TOTAL DISBURSEMENTS        $ 853,667
                                                                                     -----------


(1) For the purpose of the Monthly Operating Report, money wired from Foothill to Arthur Andersen, Altheimer & Gray, and Creditor's Committee counsel for professional fees is assumed to have been funded to the Company's operating account and then disbursed to Andersen, Altheimer and Creditor's Committee counsel by the Company

       You must create a separate list for each bank account for which disbursements were made during the month.


                         OPERATING REPORT Page 3 (8 of 27)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.:   00 B 28798
            ---------------------------                 ----------

                          DISBURSEMENT LISTING
                          --------------------

         FOR MONTH ENDING December 31, 2000
                          -----------

Bank:            LASALLE BANK N.A.
                 --------------------------------------------------------------
Location:        135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                 --------------------------------------------------------------
Account Name:    ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                 --------------------------------------------------------------
Account No.:     5800272618
                 --------------------------------------------------------------


DATE DISBURSED      CHECK/WIRE NO.               DESCRIPTION                            AMOUNT
--------------      --------------               -----------                            ------
    Various            Various        Salaries & Benefits                              $ 29,033
     None               None          Stay Bonus                                              -
     None               None          Utilities                                               -
     None               None          Rents & Leases                                          -
     None               None          Remaining Man. Costs                                    -
     None               None          Pre-Petition Vendor Payments                            -
     None               None          Real Estate Taxes                                       -
     None               None          Other Taxes                                             -
     None               None          Promised Payments                                       -
     None               None          Verson Std. Products                                    -
     None               None          Parts Purchases                                         -
     None               None          Professional/Trustee Fees - GM Funded                   -
     None               None          Professional/Trustee Fees - Foothill Funded             -
     None               None          Foothill Principal Payments                             -
     None               None          Boeing Letter of Credit                                 -
     None               None          Foothill Interest & Fees                                -
     None               None          All Other                                               -
                                                                                      ----------
                                                           TOTAL DISBURSEMENTS         $ 29,033
                                                                                      ----------



       You must create a separate list for each bank account for which disbursements were made during the month.


                         OPERATING REPORT Page 3 (9 of 27)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.:   00 B 28798
            ---------------------------                 ----------

                          DISBURSEMENT LISTING
                          --------------------

         FOR MONTH ENDING December 31, 2000
                          -----------

Bank:            LASALLE BANK N.A.
                 --------------------------------------------------------------
Location:        135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                 --------------------------------------------------------------
Account Name:    ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                 --------------------------------------------------------------
Account No.:     5800272600
                 --------------------------------------------------------------


DATE DISBURSED      CHECK/WIRE NO.               DESCRIPTION                            AMOUNT
--------------      --------------               -----------                            ------
    Various            Various        Salaries & Benefits                             $  19,433
     None                None         Stay Bonus                                              -
    Various            Various        Utilities                                         103,228
    Various            Various        Rents & Leases                                     25,355
    Various            Various        Remaining Man. Costs                               28,721
     None                None         Pre-Petition Vendor Payments                            -
     None                None         Real Estate Taxes                                       -
    Various            Various        Other Taxes                                           326
     None                None         Promised Payments                                       -
     None                None         Verson Std. Products                                    -
    Various            Various        Parts Purchases                                    12,953
    Various            Various        Professional/Trustee Fees - GM Funded                   -
     None                None         Professional/Trustee Fees - Foothill Funded             -
     None                None         Foothill Principal Payments                             -
     None                None         Boeing Letter of Credit                                 -
     None                None         Foothill Interest & Fees                                -
    Various            Various        All Other                                          64,357

                                                                                     -----------
                                                           TOTAL DISBURSEMENTS        $ 254,373
                                                                                     -----------



       You must create a separate list for each bank account for which disbursements were made during the month.


                         OPERATING REPORT Page 3 (10 of 27)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.:   00 B 28798
            ---------------------------                 ----------

                          DISBURSEMENT LISTING
                          --------------------

         FOR MONTH ENDING December 31, 2000
                          -----------

Bank:            LASALLE BANK N.A.
                 --------------------------------------------------------------
Location:        135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                 --------------------------------------------------------------
Account Name:    VERSON CORPORATION PAYROLL ACCOUNT
                 --------------------------------------------------------------
Account No.:     5800026501
                 --------------------------------------------------------------


DATE DISBURSED      CHECK/WIRE NO.               DESCRIPTION                            AMOUNT
--------------      --------------               -----------                            ------
     None               None          Salaries & Benefits                               $     -
     None               None          Stay Bonus                                              -
     None               None          Utilities                                               -
     None               None          Rents & Leases                                          -
     None               None          Remaining Man. Costs                                    -
     None               None          Pre-Petition Vendor Payments                            -
     None               None          Real Estate Taxes                                       -
     None               None          Other Taxes                                             -
     None               None          Promised Payments                                       -
     None               None          Verson Std. Products                                    -
     None               None          Parts Purchases                                         -
     None               None          Professional/Trustee Fees - GM Funded                   -
     None               None          Professional/Trustee Fees - Foothill Funded             -
     None               None          Foothill Principal Payments                             -
     None               None          Boeing Letter of Credit                                 -
     None               None          Foothill Interest & Fees                                -
     None               None          All Other                                               -
                                                                                       ----------
                                    TOTAL DISBURSEMENTS                                 $     -
                                                                                       ----------



       You must create a separate list for each bank account for which disbursements were made during the month.


                         OPERATING REPORT Page 3 (11 of 27)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.:   00 B 28798
            ---------------------------                 ----------

         FOR MONTH ENDING December 31, 2000
                          -----------

STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)
-------------------------------------------------------

                       Beginning Inventory              $ 36,031,198
                                                       --------------
                       Add: purchases                   $     68,059
                                                       --------------
                       Less: goods sold                 $   (108,289)
                          (cost basis)                 --------------

                       Ending Inventory                 $ 35,990,968
                                                       --------------

PAYROLL INFORMATION STATEMENT
-----------------------------

Gross payroll for this period                              $ 645,542 (2)
                                                       --------------
Payroll taxes due but unpaid                               $       -
                                                       --------------

                         STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS
                         ---------------------------------------------------

                                                    Amount of    Number of       Amounts of
                                   Date regular      Regular      Payments        Payments
Name of Creditor/Lessor           payment is due     Payment     Delinquent      Delinquent*
--------------------------------  ---------------  -----------  --------------  ------------
Foothill Capital Corporation (1)       None            None          None            None

MDFC Equipment Leasing Corp       21st each month   $ 68,620              3       $  205,861




(1) The pre-petition term-loan subline does not have a regular payment schedule. The maximum availability of this facility is subject to a $176,667 monthly reduction beginning September of 2000.
(2) Includes bonuses paid to employees during December


*Include only post-petition payments    OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.:   00 B 28798
            ---------------------------                 ----------

         FOR MONTH ENDING December 31, 2000
                          -----------

STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)
--------------------------------------------------------------

ACCOUNTS RECEIVABLE:

         Beginning month balance                           $ 16,817,440
                                                           ------------
         Add:   sales on account                           $    130,599
                                                           ------------
         Less:  collections/adjustments                    $   (446,610)
                                                           ------------
         End of month balance                              $ 16,501,429
                                                           ------------


  0-30 Days      31-60 Days     61-90 Days    Over 90 Days(1)     End of Month
-------------   ------------   ------------   ----------------   --------------
  $   63,073      $ 21,324       $ 23,460      $  16,393,572      $ 16,501,429
-------------   ------------   ------------   ----------------   --------------

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
---------------------------------------------

         Beginning of month balance                        $         -
                                                           ------------
         Add: credit extended                              $   571,682
                                                           ------------
         Less: payments of account                         $  (571,682)
                                                           ------------
         End of month balance                              $         -
                                                           ------------


  0-30 Days      31-60 Days     61-90 Days    Over 90 Days        End of Month
-------------   ------------   ------------   ----------------   --------------
 $         -     $        -     $        -     $          -       $         -
-------------   ------------   ------------   ----------------   --------------

       ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
                      SCHEDULE AND FILE WITH THIS REPORT

(1) Assumes the following balances by entity are greater than 90 days past due as more detailed information is not available: 1) Verson $11,023,647
2) Corporate $1,996  3) PPI $23,543  4) VSPD $5,743 The remaining $5.338,644 of accounts receivable that is greater than 90 days aged relates to press and non-press receivables.


                             OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.:   00 B 28798
            ---------------------------                 ----------

         FOR MONTH ENDING December 31, 2000
                          -----------

                         TAX QUESTIONNAIRE
                         -----------------

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.


        1.     Federal Income Taxes                  Yes   /X/     No   / /

        2.     FICA withholdings                     Yes   /X/     No   / /

        3.     Employee's withholdings               Yes   /X/     No   / /

        4.     Employer's FICA                       Yes   /X/     No   / /

        5.     Federal Unemployment Taxes            Yes   /X/     No   / /

        6.     State Income Tax                      Yes   /X/     No   / /

        7.     State Employee withholdings           Yes   /X/     No   / /

        8.     All other state taxes                 Yes   /X/     No   / /

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.


                             OPERATING REPORT Page 6

-------------------------------------------------------------------------------------------------------------------------------
                                                   Department of the Treasury - Internal Revenue Service
(Rev. 06-97)                                           VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
===============================================================================================================================
                                           Do not attach this notice to your Return
-------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
-------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        -------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                   FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from   20-Nov-00 to  26-Nov-00
                                                                                    -----------   -----------
Taxes Reported on                                      Payroll Date                   1-Dec-00
form 941, Employer's                                                                -----------
Quarterly Federal Tax
Return                                Gross wages paid to employees                                 $                     9,779
                                                                                                   ----------------------------
                                      Income tax withheld                                           $                     1,850
                                                                                                   ----------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $                       895
                                                                                                   ----------------------------
                                                       Employee's Soc. Sec                                                  895
                                                                                                   ----------------------------
                                                       Employer's Medicare                                                  209
                                                                                                   ----------------------------
                                                       Employee's Medicare                                                  209
                                                                                                   ----------------------------
                                                       SOC. SEC & MEDICARE TOTAL                    $                     2,208
                                                                                                   ----------------------------
                                      Tax Deposited                                                 $                     4,058
                                                                                                   ----------------------------
                                      Date Deposited                                   04-Dec-00
                                                                            ------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                   FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                      -------------    -------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                 $                         -
Annual Federal                                                                                     ----------------------------
Unemployment Tax                      Tax Deposited                                                 $                         -
Return                                                                                             ----------------------------
                                      Date Deposited
                                                                                      ------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
          (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------------------------------------------------------

Deposit Method                            Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
(check box)                       X       Electronic Federal Payment System (EFTPS) Deposit
                                ------
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                04-Dec-00              received by: (1)
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
-------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.

15 of 27
Hourly-Paid 12.01                Cat. #43099Z             Form 6123 (rev. 06-97)

-------------------------------------------------------------------------------------------------------------------------------
                                                   Department of the Treasury - Internal Revenue Service
(Rev. 06-97)                                           VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
===============================================================================================================================
                                           Do not attach this notice to your Return
-------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
-------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        -------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                   FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from   27-Nov-00 to  3-Dec-00
                                                                                    -----------   -----------
Taxes Reported on                                      Payroll Date                  8-Dec-00
form 941, Employer's                                                                -----------
Quarterly Federal Tax
Return                                Gross wages paid to employees                                 $                   9,675
                                                                                                   --------------------------
                                      Income tax withheld                                           $                   1,847
                                                                                                   --------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $                     931
                                                                                                   --------------------------
                                                       Employee's Soc. Sec                                                931
                                                                                                   --------------------------
                                                       Employer's Medicare                                                218
                                                                                                   --------------------------
                                                       Employee's Medicare                                                218
                                                                                                   --------------------------
                                                       SOC. SEC & MEDICARE TOTAL                    $                   2,297
                                                                                                   --------------------------
                                      Tax Deposited                                                 $                   4,144
                                                                                                   --------------------------
                                      Date Deposited                                   12-Dec-00
                                                                            ------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                   FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                      -------------    -------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                 $                         -
Annual Federal                                                                                     ----------------------------
Unemployment Tax                      Tax Deposited                                                 $                         -
Return                                                                                             ----------------------------
                                      Date Deposited
                                                                                      ------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
          (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------------------------------------------------------
Deposit Method                            Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
(check box)                       X       Electronic Federal Payment System (EFTPS) Deposit
                                ------
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                12-Dec-00              received by: (1)
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
-------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.

16 of 27
Hourly-Paid 12.08                Cat. #43099Z             Form 6123 (rev. 06-97)

-------------------------------------------------------------------------------------------------------------------------------
                                                   Department of the Treasury - Internal Revenue Service
(Rev. 06-97)                                           VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
===============================================================================================================================
                                           Do not attach this notice to your Return
-------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
-------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        -------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                   FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from   20-Nov-00 to  3-Dec-00
                                                                                    -----------   -----------
Taxes Reported on                                      Payroll Date                 8-Dec-00
form 941, Employer's                                                                -----------
Quarterly Federal Tax
Return                                Gross wages paid to employees                                 $                   8,048
                                                                                                   --------------------------
                                      Income tax withheld                                           $                   1,298
                                                                                                   --------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $                     744
                                                                                                   --------------------------
                                                       Employee's Soc. Sec                                                744
                                                                                                   --------------------------
                                                       Employer's Medicare                                                174
                                                                                                   --------------------------
                                                       Employee's Medicare                                                174
                                                                                                   --------------------------
                                                       SOC. SEC & MEDICARE TOTAL                    $                   1,836
                                                                                                   --------------------------
                                      Tax Deposited                                                 $                   3,134
                                                                                                   --------------------------
                                      Date Deposited                                   12-Dec-00
                                                                            ------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                   FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                      -------------    -------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                 $                         -
Annual Federal                                                                                     ----------------------------
Unemployment Tax                      Tax Deposited                                                 $                         -
Return                                                                                             ----------------------------
                                      Date Deposited
                                                                                      ------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
          (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------------------------------------------------------
Deposit Method                            Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
(check box)                       X       Electronic Federal Payment System (EFTPS) Deposit
                                ------
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                12-Dec-00              received by: (1)
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
-------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.

17 of 27
Non-Exempt-Paid 12.08              Cat. #43099Z           Form 6123 (rev. 06-97)

-------------------------------------------------------------------------------------------------------------------------------
                                                   Department of the Treasury - Internal Revenue Service
(Rev. 06-97)                                           VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
===============================================================================================================================
                                           Do not attach this notice to your Return
-------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
-------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        -------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                   FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from   4-Dec-00 to   10-Dec-00
                                                                                    -----------   -----------
Taxes Reported on                                      Payroll Date                  15-Dec-00
form 941, Employer's                                                                -----------
Quarterly Federal Tax
Return                                Gross wages paid to employees                                 $                   5,663
                                                                                                   --------------------------
                                      Income tax withheld                                           $                   1,284
                                                                                                   --------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $                     561
                                                                                                   --------------------------
                                                       Employee's Soc. Sec                                                561
                                                                                                   --------------------------
                                                       Employer's Medicare                                                131
                                                                                                   --------------------------
                                                       Employee's Medicare                                                131
                                                                                                   --------------------------
                                                       SOC. SEC & MEDICARE TOTAL                    $                   1,385
                                                                                                   --------------------------
                                      Tax Deposited                                                 $                   2,669
                                                                                                   --------------------------
                                      Date Deposited                                   18-Dec-00
                                                                            ------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                   FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                      -------------    -------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                 $                         -
Annual Federal                                                                                     ----------------------------
Unemployment Tax                      Tax Deposited                                                 $                         -
Return                                                                                             ----------------------------
                                      Date Deposited
                                                                                      ------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
          (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------------------------------------------------------
Deposit Method                            Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
(check box)                       X       Electronic Federal Payment System (EFTPS) Deposit
                                ------
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                18-Dec-00              received by: (1)
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
-------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.

18 of 27
Hourly Paid 12.15                Cat. #43099Z             Form 6123 (rev. 06-97)

-------------------------------------------------------------------------------------------------------------------------------
                                                   Department of the Treasury - Internal Revenue Service
(Rev. 06-97)                                           VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
===============================================================================================================================
                                           Do not attach this notice to your Return
-------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
-------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        -------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                   FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from             to
                                                                                    -----------   -----------
Taxes Reported on                                      Payroll Date                   Vacation
form 941, Employer's                                                                -----------
Quarterly Federal Tax
Return                                Gross wages paid to employees                                 $                   14,609
                                                                                                   ---------------------------
                                      Income tax withheld                                           $                    2,997
                                                                                                   ---------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $                    1,224
                                                                                                   ---------------------------
                                                       Employee's Soc. Sec                                               1,224
                                                                                                   ---------------------------
                                                       Employer's Medicare                                                 286
                                                                                                   ---------------------------
                                                       Employee's Medicare                                                 286
                                                                                                   ---------------------------
                                                       SOC. SEC & MEDICARE TOTAL                    $                    3,021
                                                                                                   ---------------------------
                                      Tax Deposited                                                 $                    6,018
                                                                                                   ---------------------------
                                      Date Deposited                                   18-Dec-00
                                                                            ------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                   FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                      -------------    -------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                 $                         -
Annual Federal                                                                                     ----------------------------
Unemployment Tax                      Tax Deposited                                                 $                         -
Return                                                                                             ----------------------------
                                      Date Deposited
                                                                                      ------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
          (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------------------------------------------------------
Deposit Method                            Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
(check box)                       X       Electronic Federal Payment System (EFTPS) Deposit
                                ------
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                18-Dec-00              received by: (1)
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
-------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.

19 of 27
Hourly-Vac 12.15                Cat. #43099Z             Form 6123 (rev. 06-97)

-------------------------------------------------------------------------------------------------------------------------------
                                                   Department of the Treasury - Internal Revenue Service
(Rev. 06-97)                                           VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
===============================================================================================================================
                                           Do not attach this notice to your Return
-------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
-------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        -------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                   FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from             to
                                                                                    -----------   -----------
Taxes Reported on                                      Payroll Date                   Vacation
form 941, Employer's                                                                -----------
Quarterly Federal Tax
Return                                Gross wages paid to employees                                 $                   2,047
                                                                                                   --------------------------
                                      Income tax withheld                                           $                     288
                                                                                                   --------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $                     180
                                                                                                   --------------------------
                                                       Employee's Soc. Sec                                                180
                                                                                                   --------------------------
                                                       Employer's Medicare                                                 42
                                                                                                   --------------------------
                                                       Employee's Medicare                                                 42
                                                                                                   --------------------------
                                                       SOC. SEC & MEDICARE TOTAL                    $                     445
                                                                                                   --------------------------
                                      Tax Deposited                                                 $                     733
                                                                                                   --------------------------
                                      Date Deposited                                   18-Dec-01
                                                                            ------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                   FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                      -------------    -------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                 $                         -
Annual Federal                                                                                     ----------------------------
Unemployment Tax                      Tax Deposited                                                 $                         -
Return                                                                                             ----------------------------
                                      Date Deposited
                                                                                      ------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
          (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------------------------------------------------------
Deposit Method                            Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
(check box)                       X       Electronic Federal Payment System (EFTPS) Deposit
                                ------
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                18-Dec-01              received by: (1)
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
-------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.

20 of 27
Non-Exempt-Vac 12.15              Cat. #43099Z           Form 6123 (rev. 06-97)

-------------------------------------------------------------------------------------------------------------------------------
                                                   Department of the Treasury - Internal Revenue Service
(Rev. 06-97)                                           VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
===============================================================================================================================
                                           Do not attach this notice to your Return
-------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
-------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        -------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                   FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from             to
                                                                                    -----------   -----------
Taxes Reported on                                      Payroll Date                   Vacation
form 941, Employer's                                                                -----------
Quarterly Federal Tax
Return                                Gross wages paid to employees                                 $                   36,755
                                                                                                   ---------------------------
                                      Income tax withheld                                           $                    4,177
                                                                                                   ---------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $                    1,946
                                                                                                   ---------------------------
                                                       Employee's Soc. Sec                                               1,946
                                                                                                   ---------------------------
                                                       Employer's Medicare                                                 676
                                                                                                   ---------------------------
                                                       Employee's Medicare                                                 676
                                                                                                   ---------------------------
                                                       SOC. SEC & MEDICARE TOTAL                    $                    5,245
                                                                                                   ---------------------------
                                      Tax Deposited                                                 $                    9,422
                                                                                                   ---------------------------
                                      Date Deposited                                   18-Dec-00
                                                                            ------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                   FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                      -------------    -------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                 $                         -
Annual Federal                                                                                     ----------------------------
Unemployment Tax                      Tax Deposited                                                 $                         -
Return                                                                                             ----------------------------
                                      Date Deposited
                                                                                      ------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
          (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------------------------------------------------------
Deposit Method                            Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
(check box)                       X       Electronic Federal Payment System (EFTPS) Deposit
                                ------
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                18-Dec-00              received by: (1)
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
-------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.

21 of 27
Exempt-Vac 12.15                Cat. #43099Z             Form 6123 (rev. 06-97)

-------------------------------------------------------------------------------------------------------------------------------
                                                   Department of the Treasury - Internal Revenue Service
(Rev. 06-97)                                           VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
===============================================================================================================================
                                           Do not attach this notice to your Return
-------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
-------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        -------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                   FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from   2-Oct-00  to  15-Dec-00
                                                                                    -----------   -----------
Taxes Reported on                                      Payroll Date                 Stay Bonus
form 941, Employer's                                                                -----------
Quarterly Federal Tax
Return                                Gross wages paid to employees                                 $                   17,960
                                                                                                   ---------------------------
                                      Income tax withheld                                           $                    8,197
                                                                                                   ---------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $                    1,815
                                                                                                   ---------------------------
                                                       Employee's Soc. Sec                                               1,815
                                                                                                   ---------------------------
                                                       Employer's Medicare                                                 424
                                                                                                   ---------------------------
                                                       Employee's Medicare                                                 424
                                                                                                   ---------------------------
                                                       SOC. SEC & MEDICARE TOTAL                    $                    4,479
                                                                                                   ---------------------------
                                      Tax Deposited                                                 $                   12,676
                                                                                                   ---------------------------
                                      Date Deposited                                   18-Dec-00
                                                                            ------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                   FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                      -------------    -------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                 $                         -
Annual Federal                                                                                     ----------------------------
Unemployment Tax                      Tax Deposited                                                 $                         -
Return                                                                                             ----------------------------
                                      Date Deposited
                                                                                      ------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
          (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------------------------------------------------------
Deposit Method                            Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
(check box)                       X       Electronic Federal Payment System (EFTPS) Deposit
                                ------
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                18-Dec-00              received by: (1)
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
-------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.

22 of 27
Non Exempt-Bonus 12.15             Cat. #43099Z          Form 6123 (rev. 06-97)

-------------------------------------------------------------------------------------------------------------------------------
                                                   Department of the Treasury - Internal Revenue Service
(Rev. 06-97)                                           VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
===============================================================================================================================
                                           Do not attach this notice to your Return
-------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
-------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        -------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                   FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from   2-Oct-00  to   15-Dec-00
                                                                                    -----------   -----------
Taxes Reported on                                      Payroll Date                 Stay Bonus
form 941, Employer's                                                                -----------
Quarterly Federal Tax
Return                                Gross wages paid to employees                                 $                   208,386
                                                                                                   ----------------------------
                                      Income tax withheld                                           $                    82,822
                                                                                                   ----------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $                    11,234
                                                                                                   ----------------------------
                                                       Employee's Soc. Sec                                               11,234
                                                                                                   ----------------------------
                                                       Employer's Medicare                                                4,593
                                                                                                   ----------------------------
                                                       Employee's Medicare                                                4,593
                                                                                                   ----------------------------
                                                       SOC. SEC & MEDICARE TOTAL                    $                    31,652
                                                                                                   ----------------------------
                                      Tax Deposited                                                 $                   114,474
                                                                                                   ----------------------------
                                      Date Deposited                                   18-Dec-00
                                                                            ------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                   FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                      -------------    -------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                 $                         -
Annual Federal                                                                                     ----------------------------
Unemployment Tax                      Tax Deposited                                                 $                         -
Return                                                                                             ----------------------------
                                      Date Deposited
                                                                                      ------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
          (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------------------------------------------------------
Deposit Method                            Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
(check box)                       X       Electronic Federal Payment System (EFTPS) Deposit
                                ------
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                18-Dec-00              received by: (1)
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
-------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.

23 of 27
Exempt-Bonus 12.15                Cat. #43099Z            Form 6123 (rev. 06-97)

-------------------------------------------------------------------------------------------------------------------------------
                                                   Department of the Treasury - Internal Revenue Service
(Rev. 06-97)                                           VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
===============================================================================================================================
                                           Do not attach this notice to your Return
-------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
-------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        -------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                   FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from    11-Dec-00 to   20-Dec-00
                                                                                    -----------   ------------
Taxes Reported on                                      Payroll Date                  21-Dec-00
form 941, Employer's                                                                -----------
Quarterly Federal Tax
Return                                Gross wages paid to employees                                 $                   7,441
                                                                                                   --------------------------
                                      Income tax withheld                                           $                   2,048
                                                                                                   --------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $                     728
                                                                                                   --------------------------
                                                       Employee's Soc. Sec                                                729
                                                                                                   --------------------------
                                                       Employer's Medicare                                                170
                                                                                                   --------------------------
                                                       Employee's Medicare                                                170
                                                                                                   --------------------------
                                                       SOC. SEC & MEDICARE TOTAL                    $                   1,798
                                                                                                   --------------------------
                                      Tax Deposited                                                 $                   3,845
                                                                                                   --------------------------
                                      Date Deposited                                   27-Dec-00
                                                                            ------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                   FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                      -------------    -------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                 $                         -
Annual Federal                                                                                     ----------------------------
Unemployment Tax                      Tax Deposited                                                 $                         -
Return                                                                                             ----------------------------
                                      Date Deposited
                                                                                      ------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
          (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------------------------------------------------------
Deposit Method                            Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
(check box)                       X       Electronic Federal Payment System (EFTPS) Deposit
                                ------
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                27-Dec-00              received by: (1)
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
-------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.

24 of 27
Hourly-Paid 12.21                Cat. #43099Z             Form 6123 (rev. 06-97)

-------------------------------------------------------------------------------------------------------------------------------
                                                   Department of the Treasury - Internal Revenue Service
(Rev. 06-97)                                           VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
===============================================================================================================================
                                           Do not attach this notice to your Return
-------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
-------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        -------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                   FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from   4-Dec-00   to 22-Dec-00
                                                                                    -----------   -----------
Taxes Reported on                                      Payroll Date                 21-Dec-00
form 941, Employer's                                                                -----------
Quarterly Federal Tax
Return                                Gross wages paid to employees                                 $                   8,627
                                                                                                   --------------------------
                                      Income tax withheld                                           $                   1,919
                                                                                                   --------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $                     846
                                                                                                   --------------------------
                                                       Employee's Soc. Sec                                                846
                                                                                                   --------------------------
                                                       Employer's Medicare                                                198
                                                                                                   --------------------------
                                                       Employee's Medicare                                                198
                                                                                                   --------------------------
                                                       SOC. SEC & MEDICARE TOTAL                    $                   2,088
                                                                                                   --------------------------
                                      Tax Deposited                                                 $                   4,007
                                                                                                   --------------------------
                                      Date Deposited                                   27-Dec-00
                                                                            ------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                   FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                      -------------    -------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                 $                         -
Annual Federal                                                                                     ----------------------------
Unemployment Tax                      Tax Deposited                                                 $                         -
Return                                                                                             ----------------------------
                                      Date Deposited
                                                                                      ------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
          (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------------------------------------------------------
Deposit Method                            Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
(check box)                       X       Electronic Federal Payment System (EFTPS) Deposit
                                ------
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                27-Dec-00              received by: (1)
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
-------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.

25 of 27
Non-Exempt Paid 12.21              Cat. #43099Z           Form 6123 (rev. 06-97)

-------------------------------------------------------------------------------------------------------------------------------
                                                   Department of the Treasury - Internal Revenue Service
(Rev. 06-97)                                           VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
===============================================================================================================================
                                           Do not attach this notice to your Return
-------------------------------------------------------------------------------------------------------------------------------
                 TO     District Director, Internal revenue Service
                        Attn: Chief, Special Procedures Function
-------------------------------------------------------------------------------------------------------------------------------
               FROM:    Name of Taxpayer               Allied Products Corp
                        -------------------------------------------------------------------------------------------------------
                        Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-------------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-------------------------------------------------------------------------------------------------------------------------------
SECTION 1                                   FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from   1-Dec-00  to  22-Dec-00
                                                                                    -----------   -----------
Taxes Reported on                                      Payroll Date                  21-Dec-00
form 941, Employer's                                                                -----------
Quarterly Federal Tax
Return                                Gross wages paid to employees                                 $                   101,207
                                                                                                   ----------------------------
                                      Income tax withheld                                           $                    30,979
                                                                                                   ----------------------------
                                      SOCIAL SECURITY  Employer's Soc. Sec.                         $                     3,447
                                                                                                   ----------------------------
                                                       Employee's Soc. Sec                                                3,447
                                                                                                   ----------------------------
                                                       Employer's Medicare                                                2,223
                                                                                                   ----------------------------
                                                       Employee's Medicare                                                2,223
                                                                                                   ----------------------------
                                                       SOC. SEC & MEDICARE TOTAL                    $                    11,340
                                                                                                   ----------------------------
                                      Tax Deposited                                                 $                    42,319
                                                                                                   ----------------------------
                                      Date Deposited                                   27-Dec-00
                                                                            ------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SECTION 2                                   FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                       for the payroll period from                 to
                                                                                      -------------    -------------
Taxes Reported on
form 940, Employer's                  Gross wages paid to employees                                 $                         -
Annual Federal                                                                                     ----------------------------
Unemployment Tax                      Tax Deposited                                                 $                         -
Return                                                                                             ----------------------------
                                      Date Deposited
                                                                                      ------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                       CERTIFICATION
          (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for
Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
-------------------------------------------------------------------------------------------------------------------------------
Deposit Method                            Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                ------
(check box)                       X       Electronic Federal Payment System (EFTPS) Deposit
                                ------
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                27-Dec-00              received by: (1)
-------------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                       received by:
-------------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                   Name and Address of Bank
Identification Number:
-------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-------------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-------------------------------------------------------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-------------------------------------------------------------------------------------------------------------------------------

(1) Information is provided on a quarterly basis.

26 of 27
Exempt-Paid 12.21                Cat. #43099Z             Form 6123 (rev. 06-97)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY


I,           RICHARD DREXLER          , acting as the duly authorized agent for
 -------------------------------------
Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                --------------------------------------------
                                For the Debtor In Possession (Trustee)

                                Print or type name and capacity of person signing this Declaration:

                                        /s/ Richard A. Drexler
                                --------------------------------------------

                                     Chairman, President, CEO and CFO
                                --------------------------------------------

DATED:
      --------------------------

                            OPERATING REPORT Page 8